Exhibit 10.26

                      CELL TECH INTERNATIONAL INCORPORATED

                            2000 STOCK INCENTIVE PLAN

1. Definitions: As used herein, the following definitions shall apply:

      (a) "Board of Directors" shall mean the Board of Directors of the Corporation.

      (b) "Corporation" shall mean Cell Tech International Incorporated, a Delaware corporation, or any successor thereof.

      (c) "Discretion" shall mean in the sole discretion of the Board of Directors, with no requirement whatsoever that the Board of Directors follow past practices, act in a manner consistent with past practices, or treat an employee or consultant in a manner consistent with the treatment afforded other employees or consultants with respect to the Plan.

      (d) "Incentive Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option within the meaning of Section 422 of the Code. The stock option agreement for an Incentive Option shall state that the option is intended to be an Incentive Option.

      (e) "Nonemployee Director" shall mean any member of the Board of Directors of the Corporation who otherwise (i) is not presently an employee of the Corporation, (ii) is not a former employee still receiving compensation for prior services (other than benefits under a tax-qualified pension plan), (iii) was not an officer of the Corporation at any time, and (iv) is not currently receiving remuneration from the Corporation in any capacity other than as a director.

      (f) "Nonqualified Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option within the meaning of Section 422 of the Code. The stock option agreement for a Nonqualified Option shall state that the option is intended to be a Nonqualified Option.

      (g) "Participant" shall mean any employee or consultant designated by the Board of Directors under Paragraph 6 for participation in the Plan.

      (h) "Plan" shall mean this Cell Tech International Incorporated 2000 Stock Incentive Plan.

      (i) "Restricted stock award" shall mean a grant of Common Stock of the Corporation which is subject to forfeiture, restrictions against transfer, and such other terms and conditions determined by the Board of Directors, as provided in Paragraph 20.

      (j) "Stock appreciation right" shall mean a right to receive the appreciation in value, or a portion of die appreciation in value, of a specified number of shares of the Common Stock of the Corporation, as provided in Paragraph 13.

      (k) "Subsidiary" shall mean any corporation or similar entity in which the Corporation owns, directly or indirectly, stock or other equity interest ("Stock") possessing more than 25% of the combined voting power of all classes of Stock; provided, however, that an Incentive Option may be granted to an employee of a Subsidiary only if the Subsidiary is a corporation and the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the Subsidiary.

2. Purpose of Plan: The purpose of the Plan is to provide employees and consultants of the Corporation and its Subsidiaries and Nonemployee Directors with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Corporation and its Subsidiaries, to join the interests of employees, consultants and Nonemployee Directors with the interests of the shareholders of the Corporation, and to facilitate attracting and retaining employees, consultants and Nonemployee Directors of exceptional ability.

3. Administration: The Plan shall be administered by the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, stock appreciation rights and restricted stock, the amount of stock or rights to be optioned or granted to each such person, and the terms and conditions of any stock options, stock appreciation rights and restricted stock. Subject to the provisions of the Plan, the Board of Directors is authorized to Plan, to make, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the Plan's administration. Interpretation and construction of any provision of the Plan by the Board of Directors shall be final and conclusive.

4. Indemnification of Board Members: In addition to such other rights of indemnification as they may have, the members of the Board of Directors shall be indemnified by the Corporation in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option, stock appreciation right or restricted stock granted hereunder to the full extent permitted by applicable law or provided for under the Corporation's Articles of Incorporation or Bylaws with respect to indemnification of directors of the Corporation.

5. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which stock options or stock appreciation rights may be granted or which may be awarded as restricted stock under the Plan shall 700,000 shares in the aggregate of Common Stock of the Corporation. The number of shares with respect to which a stock appreciation right is granted, but not the number of shares which the Corporation delivers or could deliver to a Participant upon exercise of a stock appreciation right, shall be charged against the aggregate number of shares remaining available under the Plan; provided, however, that in the case of a stock appreciation right granted in conjunction with a stock option under circumstances in which the exercise of the stock appreciation right results in termination of the stock option and vice versa, only the number of shares subject to the stock option shall be charged against the aggregate number of shares remaining available under the Plan. If a stock option or stock appreciation right expires or terminates for any reason (other than termination as a result of the exercise of a related right) without having been fully exercised, or if shares of restricted stock are forfeited, the number of shares with respect to which the stock option or stock appreciation right was not exercised at the time of its expiration or termination, and the number of forfeited shares of restricted stock, shall again become available for the grant of stock options or stock appreciation rights, or the award of restricted stock, under the Plan, unless the Plan shall have been terminated.

      The number of shares subject to each outstanding stock option, stock appreciation right or restricted stock award, the option price with respect to outstanding stock options, the grant value with respect to outstanding stock appreciation rights and the aggregate number of shares remaining available under the Plan shall be subject to such adjustment as the Board of Directors, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option, stock appreciation right, or restricted stock award.

6. Participants: The Board of Directors shall determine and designate from time to time, in its Discretion, those employees and consultants of the Corporation or any Subsidiary to receive stock options, stock appreciation rights, or restricted stock who, in the judgment of the Board of Directors, are or will become responsible for the direction and financial success of the Corporation or any Subsidiary; provided, however, that Incentive Options may be granted only to employees of the Corporation or of a Subsidiary and, in the case of employees of a Subsidiary, only if (i) the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the Subsidiary, and (ii) the Subsidiary is a corporation. For the purposes of the Plan, employees shall include officers and directors who are also employees of the Corporation or any Subsidiary.

7. Written Agreement: Each stock option, stock appreciation right and restricted stock award shall be evidenced by a written agreement (each an "Award Agreement") containing such provisions as may be approved by the Board of Directors. Each such Award Agreement shall constitute a binding contract between the Corporation and the Participant or Nonemployee Director and every Participant or Nonemployee Director, upon acceptance of such Award Agreement, shall be bound by the terms and restrictions of the Plan and of such Award Agreement. The terms of each such Award Agreement shall be in accordance with the Plan, but each Award Agreement may include additional provisions and restrictions determined by the Board of Directors, in its Discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

8. Allotment of Shares: The Board of Directors shall determine and fix, in its Discretion, the number of shares of Common Stock with respect to which a Participant may be granted stock options and stock appreciation rights and the number of shares of restricted stock which a

Participant may be awarded; provided, however, that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of underlying stock with respect to which incentive stock options are exercisable for the first time by such Participant during any calendar year under any plan maintained by the Corporation (or any parent or subsidiary corporation of the Corporation) exceeding $100,000.

9. Nonemployee Director Awards: Each Nonemployee Director who was serving as a member of the Board of Directors on the date the Plan was adopted shall automatically be granted on such date an option to purchase 15,000 shares of Common Stock of the Corporation (subject to adjustment as provided in Paragraph
5) ("Initial Nonemployee Director Options"). Moreover, beginning with the first annual meeting of the stockholders of the Corporation after the date the Plan is adopted by the Board and provided that a sufficient number of shares remain available under the Plan, each year on the date of the annual meeting of the stockholders of the Corporation there shall automatically be granted to each Nonemployee Director who is serving on or elected to the Board of Directors on such date an option to purchase 10,000 shares of Common Stock of the Corporation (subject to adjustment as provided in Paragraph 5) ("Regular Nonemployee Director Options"). The options to be issued to Nonemployee Directors under the Plan shall be Nonqualified Options.

10. Stock Options: Subject to the terms of the Plan, the Board of Directors, in its Discretion, may grant to Participants either Incentive Options or Nonqualified Options or my combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option, and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

11. Stock Option Price: Subject to the rules set forth in this Paragraph 11, at the time any stock option is granted, the Board of Directors, in its Discretion, shall establish the price per share for which the shares covered by the option may be purchased. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided, however, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent or subsidiary, the option price shall not be less than 110% of the fair market value of the stock on the date such option is granted. With respect to a Nonqualified Option, the option price shall not be less than 100% of the fair market value of the stock on the date upon which such option is granted. Fair market value of a share shall be determined by the Board of Directors and, now that the Corporation is publicly traded, may be determined by taking the mean between the highest and lowest quoted selling prices of the Corporation's Common Stock on any exchange or other market on which the shares of Common Stock of the Corporation shall be traded on such date, or if there are no sales on such date, on the next following day on which there are sales. The option price of Initial Nonemployee Director Options shall be equal to the initial public offering price of the Common Stock. The option price shall be subject to adjustment in accordance with the provisions of Paragraph 5 of the Plan.

12. Payment of Stock Option Price: To exercise in whole or in part my stock option granted hereunder, payment of the option price in full in cash or with the consent of the Board of Directors, in Common Stock of the Corporation or by at promissory note payable to the order of the Corporation in a form acceptable to the Board of Directors, shall be made by the Participant or Nonemployee Director for all shares so purchased. Such payment may, with the consent of the Board of Directors, also consist of a cash down payment and delivery of such promissory note in the amount of the unpaid exercise price. In the Discretion of and subject to such conditions as may be established by the Board of Directors, payment of the option price may also be made by the Corporation retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant or Nonemployee Director exercises the stock option. Such payment may also be made in such other manner as the Board of Directors determines is appropriate, in its Discretion. No Participant or Nonemployee Director shall have any of the rights of a shareholder of the Corporation under any stock option until the actual issuance of shares to said Participant or Nonemployee Director, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

13. Stock Appreciation Rights: Subject to the terms of the Plan, the Board of Director's may grant stock appreciation rights to Participants either in conjunction with, or independently of, any stock options granted under the Plan. A stock appreciation right granted in conjunction with a stock option may be an alternative right wherein the exercise of the stock option terminates the stock appreciation right to the extent of the number of shares purchased upon exercise of the stock option and, correspondingly, the exercise of the stock appreciation right terminates the stock option to the extent of the number of shares with respect to which the stock appreciation right is exercised. Alternatively, a stock appreciation right granted in conjunction with a stock option may be an additional right wherein both the stock appreciation right and the stock option may be exercised. A stock appreciation right may not be granted in conjunction with an Incentive Option under circumstances in which the exercise of the stock appreciation right affects the right to exercise the Incentive Option or vice versa, unless the stock appreciation right, by its terms, meets all of the following requirements:

      (a) the stock appreciation right will expire no later than the Incentive Option;

      (b) the stock appreciation right may be for no more than the difference between the option price of the Incentive Option and the fair market value of the shares subject to the Incentive Option at the time the stock appreciation right is exercised;

      (c) the stock appreciation right is transferable only when the Incentive Option is transferable and under the same conditions;

      (d) the stock appreciation right may be exercised only when the Incentive Option is eligible to be exercised; and

      (e) the stock appreciation right may be exercised only when the fair market value of the shares subject to the Incentive Option exceeds the option price of the Incentive Option.

      Upon exercise of a stock appreciation right, a Participant shall be entitled to receive, without payment to the Corporation (except for applicable withholding taxes), an amount equal to the excess of or, in the Discretion of the Board of Directors if provided in the Award Agreement, a portion of the excess of (i) the then aggregate fair market value of the number of shares with respect to which the Participant exercises the stock appreciation right, over
(ii) the aggregate fair market value of such number of shares at the time the stock appreciation right was granted. This amount shall be payable by the Corporation, in the Discretion of the Board of Directors, in cash or in shares of Common Stock of the Corporation or any combination thereof.

14. Granting and Vesting of Stock Options and Stock Appreciation Rights:

      (a) Subject to the provisions of this Paragraph 14, each stock option and stock appreciation right granted hereunder to a Participant: shall be exercisable at any such time or times or in any such installments as may be determined by the Board of Directors at the time of the grant; provided, however, no such stock option or stock: appreciation right may be exercisable prior to the expiration of six months from the date of grant unless the Participant dies or becomes disabled prior thereto.

      (b) Subject to the provisions of this Paragraph 14, (i) Initial Nonemployee Director Options shall become exercisable with respect to 100% of the underlying shares on the date of grant. Regular Nonemployee Director Options shall become exercisable with respect to 33-1/3% of the underlying shares on the date of grant, 66-2/3% of the underlying shares one year after the date of grant and 100% of the shares underlying shares two years after the date of grant; provided, however, that if a Nonemployee Director's service as a member of the Board of Directors terminates by reason of death or disability, then a stock option granted to such Nonemployee Director shall become exercisable in full as of the date of such termination.

      (c) A Participant may exercise a stock option or stock appreciation right, if then exercisable, and a Nonemployee Director may exercise a stock option, if then exercisable, in whole or in part by delivery to the Corporation of written notice of the exercise, in such form as the Board of Directors may prescribe, accompanied, in the case of a stock option, by (i) payment for the shares with respect to which the stock option is exercised in accordance with Paragraph 12 or (ii) in the Discretion of the Board of Directors, irrevocable instructions to a stockbroker to promptly deliver to the Corporation full payment for the shares with respect to which the stock option is exercised from the proceeds of the stockbroker's sale of or loan against the shares.

      (d) Successive stock options and stock appreciation rights may be granted to the same Participant, whether or not the stock option(s) and stock appreciation right(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option or a stock appreciation right, if then exercisable, notwithstanding that stock options and stock appreciation rights previously granted to such Participant remain unexercised. Successive stock options may be granted to the same Nonemployee Director, whether or not the stock option(s) previously granted to such Nonemployee Director remain unexercised. A Nonemployee Director may exercise a stock option, if then exercisable, notwithstanding that stock options previously granted to such Nonemployee Director remain unexercised.

15. Nontransferability of Stock Options and Stock Appreciation Rights: No stock option or stock appreciation right granted under the Plan to a Participant or Nonemployee Director shall be transferable by such Participant or Nonemployee Director otherwise than by will or by the laws of descent and distribution, and stock options and stock appreciation rights shall be exercisable, during the lifetime of the Participant or Nonemployee Director, only by the Participant or Nonemployee Director.

16. Term of Stock Options and Stock Appreciation Rights: If not sooner terminated, each stock option and stock appreciation right granted hereunder shall expire not more than 10 years from the date of the granting thereof, provided, however, that with respect to an Incentive Option or a related stock appreciation right granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Corporation or of any parent or subsidiary such option and stock appreciation right (if any) shall expire not more than five (5) years after the date of granting thereof.

17. Continuation of Employment or Service: The Board of Directors may require, in its Discretion, that any Participant or Nonemployee Director to whom a stock option or stock appreciation right shall be granted shall agree in writing as a condition of the granting of such stock option or stock appreciation right to remain in the employ or as a consultant of the Corporation or a Subsidiary, or continue serving on the Board of Directors, for a designated minimum period from the date of grant of such stock option or stock appreciation right as shall be fixed by the Board of Directors.

18. Termination of Employment of Participants: Except as provided below, stock options and stock appreciation rights granted to a Participant may be exercised only while the Participant is an employee or consultant of the Corporation or a Subsidiary. If the employment or consultancy of a Participant by the Corporation or a Subsidiary shall terminate, the Board of Directors may, in its Discretion, permit the exercise of stock options and stock appreciation rights granted to such Participant (i) for a period not to exceed three months following termination of employment with respect to Incentive Options or related stock appreciation rights if termination of employment is not due to death or permanent disability of the Participant, (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options or related stock appreciation rights if termination of employment is due to the death or permanent disability of the Participant, and (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or related or independently granted stock appreciation rights. In no event, however, shall a stock option or stock appreciation right be exercisable subsequent to its expiration date and, furthermore, unless the Board of Directors in its Discretion determines otherwise, a stock option or stock appreciation right may be exercised after termination of a Participant's employment or consultancy only to the extent exercisable on the date of termination of employment or consultancy or to the extent exercisable as a result of the reason for termination of employment or consultancy. The period of time, if any, a Participant shall have to exercise stock options or stock appreciation rights upon termination of employment or consultancy shall be set forth in the Award Agreement.

19. Termination of Service of Nonemployee Directors: If the membership of a Nonemployee Director on the Board of Directors terminates by reason of death or disability, a stock option granted to such Nonemployee Director may be exercised for a period of twelve months after such termination. If the membership of a Nonemployee Director on the Board of Directors terminates for any reason other than death or disability, a stock option granted to such Nonemployee Director may be exercised for a period of sixty days after such termination. In no event, however, shall a stock option be exercisable subsequent to its expiration date and, furthermore, a stock option may be exercised after termination of a Nonemployee Director's membership on the Board of Directors only to the extent exercisable on the date of such termination.

20. Restricted Stock Awards: Subject to the terms of the Plan, the Board of Directors may award shares of restricted stock to Participants. All shares of restricted stock granted to Participants under the Plan shall be subject to the following terms and conditions (and to such other terms and conditions prescribed by the Board of Directors):

      (a) At the time of each award of restricted shares, there shall be established for the shares a restricted period, which shall be no less than six months and no greater than five years. Such restricted period may differ among Participants and may have different expiration dates with respect to portions of shares covered by the same award.

      (b) Shares of restricted stock awarded to Participants may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered during the restricted period applicable to such shares. Except for such restrictions on transfer, a Participant shall have all of the rights of a shareholder in respect of restricted shares awarded to him or her including, but not limited to, the right to receive any dividends on, and the right to vote, the shares.

      (c) If a Participant ceases to be an employee or consultant of the Corporation or a Subsidiary for any reason (voluntary or involuntary, and with or without cause) other than death or permanent disability, all shares theretofore awarded to die Participant which are still subject to the restrictions imposed by Paragraph 20(b) shall upon such termination of employment or consultancy be forfeited and transferred back to the Corporation, without payment of any consideration by the Corporation. In the event such employment or consultancy is terminated by action of the Corporation or a Subsidiary without cause or by agreement between the Corporation or a Subsidiary and the Participant, however, the Board of Directors may, in its Discretion, release some or all of the shares from the restrictions.

      (d) If a Participant ceases to be an employee or consultant of the Corporation or a Subsidiary by reason of death or permanent disability, the restrictions imposed by Paragraph 20(b) shall lapse with respect to shares then subject to such restrictions, unless otherwise determined by the Board of Directors.

      (c) Stock certificates shall be issued in respect of shares of restricted stock awarded hereunder and shall be registered in the name of the Participant. Such certificates shall be deposited with the Corporation or its designee, together with a stock power endorsed in blank, and, in the Discretion of the Board of Directors, a legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture.

      (f) At the expiration of the restricted period applicable to the shares, the Corporation shall deliver to the Participant or the legal representative of the Participant's estate the stock certificates deposited with it or its designee, and as to which the restricted period his expired. If a legend has been placed on such certificates, the Corporation shall cause such certificates to be reissued without the legend.

      In the case of events such as stock dividends, stock splits recapitalizations, mergers, consolidations or reorganizations of or by the Corporation, any stock, securities or other property which a Participant receives or is entitled to receive by reason of his or her ownership of restricted shares shall, unless otherwise determined by the Board of Directors, be subject to the same restrictions applicable to the restricted shares and shall be deposited with the Corporation or its designee.

21. Investment Purpose: If the Board of Directors in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant or Nonemployee Director, upon any acquisition of Common Stock hereunder (whether by reason of the exercise of stock options or stock appreciation rights or the award of restricted stock) and as a condition to the Corporation's obligation to issue or deliver certificates representing such Common Stock, to execute and deliver to the Corporation a written statement, in form satisfactory to the Board of Directors, representing and warranting that the Participant's or Nonemployee Director's acquisition of shares of stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant or Nonemployee Director shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to a Participant or Nonemployee Director under the Plan.

22. Rights to Continued Employment or Membership on Board of Directors: Nothing contained in the Plan or in any stock option, stock appreciation right or restricted stock granted or awarded pursuant to the Plan, nor any action taken by the Board of Directors hereunder, shall confer upon any Participant or Nonemployee Director any right with respect to continuation of employment or consultancy, in the case of Participants, or membership on the Board of Directors, in the case of Nonemployee Directors. Nothing contained in the Plan or in any stock option granted pursuant to the Plan, nor any action taken by the Board of Directors hereunder, shall interfere in any way with the right of the Corporation to terminate such person's employment, consultancy or membership on the Board of Directors, as the case may be, at any time, subject to the provisions of any employment or consulting agreement between such person and the Corporation.

23. Withholding Payments: If upon the exercise of a Nonqualified Option or stock appreciation right, or upon the award of restricted stock or the expiration of restrictions applicable to restricted stock, or upon a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Corporation or a Subsidiary any amount for income tax withholding, in the Board of Directors' Discretion, either the Corporation shall reduce the amount of Common Stock or cash to be delivered or paid to the Participant or Nonemployee Director by an appropriate amount or the Participant or Nonemployee Director shall pay an amount equal to the amount required to be paid for income tax withholding to the Corporation or Subsidiary to reimburse it for such income tax withholding. The Board of Directors may, in its Discretion, permit Participants and Nonemployee Directors to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Stock delivered or deliverable by the Corporation upon exercise of a stock option or stock appreciation right or upon award of restricted stock reduced, or by electing to tender Common Stock back to the Corporation subsequent to exercise of a stock option or stock appreciation right or award of restricted stock, to reimburse the Corporation or a Subsidiary for such income tax withholding, subject to such rules and regulations as the Board of Directors may adopt The Board of Directors my make such other arrangements with respect to income tax withholding as it shall determine.

24. Effectiveness of Plan: The Plan shall be effective as of the date the Board of Directors of the Corporation adopts the Plan, provided that the shareholders of the Corporation approve the Plan within 12 months of its adoption by the Board of Directors. Stock options, stock appreciation rights and restricted stock may be granted or awarded prior to shareholder approval of the Plan, but each such stock option, stock appreciation right or restricted stock grant or award shall be subject to shareholder approval of the Plan. No stock option or stock appreciation right may be exercised prior to shareholder approval, and any restricted stock awarded is subject to forfeiture if such shareholder approval is not obtained.

25. Termination, Duration and Amendments of Plan: The Plan may be abandoned or terminated at any time by the Board of Directors of the Corporation. Unless sooner terminated, the Plan shall terminate on the date ten years after its adoption by the Board of Directors, and no stock options, stock appreciation rights or restricted stock may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any stock option, stock appreciation right or restricted stock outstanding on the date of termination.

      The Board of Directors shall have the right, with or without approval of the shareholders of the Corporation, to amend or revise the terms of the Plan for any lawful purpose and at any time, but not more frequently than once in any six month period, except to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that no such amendment or revision shall (i) without approval or ratification of the shareholders of the Corporation (A) increase the maximum number of shares in the aggregate which are subject to the Plan (subject, however, to the provisions of Paragraph 5), (B) increase the maximum number of shares for which any Participant or Nonemployee Director may be granted stock options, stock appreciation rights or awarded restricted stock under the Plan (except as contemplated by Paragraph 5), (C) change the class of persons eligible to participate in the Plan, or (D) materially increase the benefits accruing to Participants or Nonemployee Directors under the Plan, or
(ii) without the consent of the holder thereof, change the stock option prim (except as contemplated by Paragraph 5) or alter or impair any stock option, stock appreciation right or restricted stock which shall have been previously granted or awarded under the Plan.

As adopted by the Board of Directors as of February 14, 2000.